EXHIBIT 10.6


                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

            THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE (this "Settlement Agreement") is made and entered into as of the 11th day of May, 1999, by and between ANGEION CORPORATION, a Minnesota corporation ("Angeion"), ELA MEDICAL, INC., a Delaware corporation ("ELA US"), and ELA MEDICAL, a societe anonyme organized under the laws of France ("ELA SA"). Angeion, ELA US and ELA SA are collectively known hereinafter as the "Parties". Terms used but not defined herein shall have the meaning assigned to such terms in the Operating Agreement (as hereinafter defined).

                                    RECITALS

            WHEREAS, Angeion and ELA US are party to that certain Withdrawal Agreement (the "Withdrawal Agreement") dated of even date herewith, pursuant to which ELA US has assumed certain obligations of Angeion and Angeion has withdrawn from ELA*Angeion LLC, a Delaware limited liability company (the "Company");

            WHEREAS, the Parties would like to resolve and settle certain potential obligations and liabilities of Angeion, ELA US and ELA SA pursuant to and arising under certain provisions of the Limited Liability Company Operating Agreement of the Company dated December 9, 1997 (the "Operating Agreement") between Angeion and ELA US, the ELA Supply Agreement and the Angeion Supply Agreement, as amended by the Amendment and Termination of the Angeion Supply Agreement dated May 11, 1999 (collectively, the "Supply Agreements"); and

            WHEREAS, the Parties have agreed to resolve and settle the potential obligations and liabilities of Angeion, ELA US and ELA SA described herein in accordance with this Settlement Agreement.

            NOW, THEREFORE, in consideration of the foregoing Recitals and the terms and provisions set forth herein, the receipt and sufficiency of which consideration is hereby acknowledged, each of the Parties agree as follows:

                               TERMS OF AGREEMENT

1. Settlement and Release of ELA US. ELA US and its predecessors, successors, affiliates, assigns, parents, subsidiaries, and related corporations and entities (collectively, the "ELA US Parties"), hereby forever and completely remise, release and forever quitclaim and discharge Angeion and its predecessors, successors, affiliates, assigns, parents, subsidiaries, and related corporations and entities (collectively, the "Angeion Parties") and the respective officers, directors,

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      employees, agents and attorneys of each of the Angeion Parties, of and from all actions, causes of actions, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgements, claims, and demands whatsoever, in law or in equity, whether present or future, known or unknown, asserted or unasserted, suspected or unsuspected, arising out of or relating to any obligations or liabilities of the Angeion Parties related to or arising under the Operating Agreement or the Angeion Supply Agreement, except for
      (i) any such obligations or liabilities of any of the Angeion Parties arising under or related to the Withdrawal Agreement, and (ii) those provisions of the Operating Agreement and the Supply Agreements, which by the terms of each such respective Agreement survive the expiration or termination thereof.

2. Settlement and Release of ELA SA. ELA SA and its predecessors, successors, affiliates, assigns, parents, subsidiaries, and related corporations and entities (collectively, the "ELA SA Parties"), their respective officers, directors, employees, agents and attorneys, hereby forever and completely remise, release and forever quitclaim and discharge the Angeion Parties of and from all actions, causes of actions, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgements, claims, and demands whatsoever, in law or in equity, whether present or future, known or unknown, asserted or unasserted, suspected or unsuspected, arising out of or relating to any obligations or liabilities of the Angeion Parties related to or arising under ELA Supply Agreement, except for (i) any such obligations or liabilities of any of the Angeion Parties arising under or related to the Withdrawal Agreement, and (ii) those provisions of the Operating Agreement and the Supply Agreements, which by the terms of each such respective Agreement survive the expiration or termination thereof and (iii) claims of Angeion with respect to software development costs for ELA SA's installed base of programmers.

3. Settlement and Release of Angeion. The Angeion Parties hereby forever and completely remise, release and forever quitclaim and discharge the ELA US Parties and the ELA SA Parties (collectively, the "ELA Parties"), their respective officers, directors, employees, agents and attorneys, of and from all actions, causes of actions, suits, debts, dues, sums of money, accounts, bonds, bills, covenants, contracts, controversies, agreements, promises, damages, judgements, claims, and demands whatsoever, in law or in equity, whether present or future, known or unknown, asserted or unasserted, suspected or unsuspected, arising out of or relating to any obligations or liabilities of the ELA Parties related to or arising under the Operating Agreement or either of the Supply Agreements, except for (i) any such obligations or liabilities of any of the ELA US Parties arising under or related to the Withdrawal Agreement, and (ii) those provisions of the Operating Agreement and the Supply


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


      Agreements, which by the terms of each such respective Agreement survive the expiration or termination thereof.

4. No Admission of Liability. This Settlement Agreement is in no way an admission of liability by any of the Parties.

5. No Third Party Beneficiaries. This Settlement Agreement shall inure to the benefit of and be binding upon each of the Parties hereto and their respective successors and assigns. Nothing expressed or mentioned in this Settlement Agreement is intended to nor shall be construed, to give any person other than the Parties hereto and their respective successors and assigns any legal or equitable right, remedy or claim under or in respect of this Settlement Agreement or any provision herein contained. This Settlement Agreement and all conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the Parties hereto and their respective successors and assigns, and for the benefit no other person.

6. Entire Agreement. This Settlement Agreement, together with the Withdrawal Agreement and the related agreements contemplated thereby, constitutes the entire agreement between the Parties with respect to these specific matters and it shall not be amended or modified in any way except by a subsequent agreement executed in writing by all of the Parties. This Settlement Agreement supercedes any prior understandings, agreements or representations between or among the Parties, whether written or oral, with respect to the specific matters referred to herein.

7. Non-Disclosure. This Settlement Agreement shall not be cited or otherwise referenced to in any other proceeding without the prior written consent of each of the other Parties (which consent shall not be unreasonably withheld), except as otherwise required by law, whether judicial or administrative in nature, in which the Parties have or may acquire an interest, except as necessary to implement the terms of this Settlement Agreement.

8. Succession and Assignment. This Settlement Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. None of the Parties may assign either this Settlement Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of each of the other Parties.

9. Governing Law. This Settlement Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of


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      any jurisdiction other than those of the State of New York.

10. Headings. The section headings contained in this Settlement Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Settlement Agreement.

11. Counterparts. This Settlement Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

12. No Other Change to Operating Agreement or Supply Agreements. All other provisions of the Operating Agreement and the Supply Agreements not changed by this Settlement Agreement remain in place in accordance with the terms of each such agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Settlement Agreement to be duly executed as of the date and year first written above.

ANGEION CORPORATION                             ELA MEDICAL, INC.



By:    /s/ James B. Hickey, Jr.                 By:    /s/ Michel Mounier
   ---------------------------------               -----------------------------
Its:   President & CEO                          Its:
   ---------------------------------               -----------------------------


                                                ELA MEDICAL



                                                By:    /s/ Michel Mounier
                                                   -----------------------------
                                                Its:
                                                   -----------------------------


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